SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 11, 2016

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SITESTAR CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-27763	88-0397234
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4026 Wards Road, Suite G1 #271
Lynchburg, VA		24502
(Address of principal executive offices)		(Zip Code)

(434) 239-4272

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes In Registrant's Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm.

On February 11, 2016, Sitestar, Inc. (the “Company”) received notice that its independent registered public accounting firm, Ciro E. Adams, CPA, LLC (the “Former Accountant”) has resigned. This resignation followed communications between the Former Accountant and the Company in which the Company informed the Former Accountant, among other things, that

1.              The Former Accountant had not yet been selected as the Company’s independent auditor for 2016; and

2.              Following receipt of the Former Accountant’s letter of December 21, 2015 (the “Non-Reliance Letter”) stating that the Company should take action to prevent reliance on the previously issued financial statements for the year ended December 31, 2014 (the “Financial Statements”) as contained in the Annual Report on Form 10-K as of and for the year ended December 31, 2014), the Company retained an external accountant to conduct an investigation based on certain agreed upon procedures As set forth below, details of the Non-Reliance Letter was previously disclosed in a Current Report on Form 8-K filed on December 23, 2015.

The reports of the Former Accountant on the Company's financial statements for the two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. However, the Former Accountant has indicated that, in light of the Former Accountant not receiving the results of our internal investigation, despite its requests for that report, the Former Accountant cannot assess whether it would have disagreed in any matter of the accounting principles, financial statement disclosure or auditing scope or procedure, which would have caused it to make reference in its report on the financial statements.

During the Company’s most recent fiscal year, the subsequent interim period thereto, and through February 11, 2016, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their reports on the financial statements for such periods.

During the periods preceding the Former Accountant’s resignation, there were no reportable event (as described in Item 304(a)(1)(v) of Regulation S-K), except as follow:

1.              On December 21, 2015, the Former Accountant sent the Non-Reliance Letter stating that the Company should take action to prevent reliance on the previously issued financial statements contained in the Financial Statements because it is necessary to “determine the appropriateness and exact nature and scope of certain related party transactions.” The Former Accountant raised concerns with the Company’s board of directors regarding the appropriateness, scope, and impact on the financial statements of certain related party transactions, including the amount of rent paid to a related party , as well as, other amounts received by a related party. The Company previously discussed this information in a Form 8-K filed on December 23, 2015.

2.              Following a discussion between Dan Judd, CFO, and the Former Accountant, and the review of the Company’s financial information on Wednesday, September 23, 2015, by letter dated September 25, 2015, the Former Auditor informed the Company that action should be taken to prevent future reliance on previously completed interim reviews to previously issued financial statements in Form 10Q for the quarter ended March 31, 2015 and in Form 10Q for the quarter ended June 30, 2015. The Company previously discussed this information in a Form 8-K filed on September 29, 2015.

3.              As defined by the Public Company Accounting Oversight Board’s Auditing Standard No. 5, a material weakness is a significant control deficiency, or a combination of significant control deficiencies, that results in there being more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. In the Quarterly Report on Form 10-Q filed on November 16, 2015, the Company disclosed the following material weaknesses in its internal control over financial reporting as of September 30, 2015:

a.              The Company did not maintain proper segregation of duties for the preparation of our financial statements. Due to the size of the Company’s administrative staff, all accounting and reporting functions are handled by a single individual, our Chief Financial Officer, with little or no oversight and review.

b.              The Company did not maintain appropriate controls over changes to the list of key individuals, and changes to the list tracking the number of shares held by key individuals, in the shareholder database.

c.              The Company did not maintain appropriate controls over accounts payable. Invoices that are being disputed with the vendor are not entered into accounts payable until the disputes are resolved.

4.              In the Quarterly Reports filed on Form 10-Q/A filed on November 16, 2015, the Company disclosed the following material weaknesses in its internal control over financial reporting as of March 31, 2015 and June 30, 2015:

a.              The Company did not maintain proper segregation of duties for the preparation of our financial statements. Due to the size of the Company’s administrative staff, all accounting and reporting functions are handled by a single individual, the Company’s Chief Financial Officer, with little or no oversight and review.

b.              The Company did not maintain appropriate controls over changes to the list of key individuals, and changes to the list tracking the number of shares held by key individuals, in the shareholder database.

The Company provided the Former Accountant with a copy of the foregoing disclosure in advance of filing this Current Report and requested the Former Accountant to furnish the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements made in this Current Report. A copy of such letter, dated February 18, 2016, furnished by the Former Accountant is filed as Exhibit 16.1 to this Current Report.

Item 4.02 Non Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As disclosed in the Current Report on Form 8-K filed on December 23, 2015, on December 21, 2015, the Company received a letter from Former Accountant’s dated December 21, 2015 (the “Non-Reliance Letter”) stating that the Company should take action to prevent reliance on the previously issued financial statements for the year ended December 31, 2014 (the “Financial Statements”) as contained in the Annual Report on Form 10-K as of and for the year ended December 31, 2014). As part of its investigation of the concerns raised in the letter, the Company retained an external accountant to conduct an investigation based on certain agreed upon procedures. The report was ordered to assist the Company’s management in determining the scope, and impact on the financial statements of certain related party transactions, including the amount of rent paid to a related party , as well as, other amounts received by a related party.

Based on a preliminary review of the report, the Company has determined that its consolidated balance sheets, consolidated statements of operations and comprehensive income and consolidated statement of cash flows for the for the years ending December 31, 2013 and 2014 and its condensed consolidated balance sheets, condensed consolidated statements of income and condensed consolidated statement of cash flows for the for the years ending December 31, 2013 and 2014 for three months and year to date periods ending March 31, 2015, June 30, 2015, and September 30, 2015 (collectively, the “Reports”) likely contains errors.

The Company is determining whether the misstatements are material and if so will restate its financial statements. Based on the report, the Company has determined that the previously issued financial statements for the years ended December 31, 2013 and 2014 and all interim periods in 2015 as contained in the Reports should not be relied upon.

Item 9.01 - Financial Statements and Exhibits

(a) Financial statements of businesses acquired – not applicable

(b) Pro forma financial information – not applicable

(c) Shell company transactions – not applicable

(d) Exhibits

Exhibit No.	Exhibit Description
16.1	Letter from Ciro E. Adams, CPA, LLC dated February 18, 2016

SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 18, 2016		SITESTAR CORPORATION

	By:	/s/ Daniel Judd
Daniel Judd
CFO

EXHIBIT INDEX

Exhibit No.	Exhibit Description
16.1	Letter from Ciro E. Adams, CPA, LLC dated February 18, 2016